UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-12

                        COMPOSITE TECHNOLOGY CORPORATION
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                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     4) Date Filed:
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

                        COMPOSITE TECHNOLOGY CORPORATION
                                 2026 McGaw Ave.
                                Irvine, CA 92614
                               Tel: (949) 428-8500

January 19, 2006

Dear Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of Composite Technology Corporation (the "Company") to be held at 10:00 a.m.
(PST) on Tuesday, March 7, 2006, at the Atrium Hotel, 18700 MacArthur Boulevard, Irvine, CA 92612 for the following purposes, as more fully described in the accompanying Proxy Statement:

      1.    To elect the Company's Board of Directors.
      2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for fiscal year ending September 30, 2006
      3. To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

         We also enclose a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2005, which provides additional information relating to Composite Technology Corporation and our business.

         We sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy by mail or, if available, vote via the Internet or by telephone. Returning the proxy card or voting via the Internet or by telephone will ensure that your shares are represented at the meeting, but does not deprive you of your right to attend the meeting and to vote your shares in person.

         We should like the opportunity to be able to reduce the cost of our annual general meetings by being able to send you information electronically. Earlier this year we expressly modified our Bylaws with this in mind. If you are voting by Internet, you can register to receive materials electronically when voting by indicating when prompted that you agree to receive or access shareholder communications electronically in future years. Please take the time to do this. To vote your shares via the Internet and to sign up to receive future shareholder communications online, please log on at www.proxyvote.com. Should you miss signing up for receipt of electronic communications during the voting period you may send an e-mail to secretary@compositetechcorp.com and you will receive instructions as to how it may be possible to sign up at any time in the future.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Composite Technology Corporation.

                                                     Very truly yours,


                                                     /s/ Benton H Wilcoxon

                                                     BENTON H WILCOXON
                                                     CHAIRMAN OF THE BOARD AND
                                                     CHIEF EXECUTIVE OFFICER

                        COMPOSITE TECHNOLOGY CORPORATION
             -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 7, 2006
             ------------------------------------------------------

To our Stockholders:

The Annual Meeting of Stockholders of Composite Technology Corporation will be held at 10:00 a.m. (PST) on Tuesday March 7, 2006, at at the Atrium Hotel, 18700 MacArthur Boulevard, Irvine, CA 92612, for the following purposes:

      1. To elect three (3) directors, each to a one-year term or until the next annual general meeting;
      2. To ratify the selection of Singer Lewak Greenbaum & Goldstein LLP, as the independent auditor for Composite Technology Corporation; and
      3. To transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on January 17, 2006 are entitled to notice of, and to vote at, the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Benton H Wilcoxon
                                              Benton H Wilcoxon
                                              Chariman of the Board and CEO


Irvine, California
January 19, 2006

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IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy, either in the enclosed envelope, which requires no postage if mailed in the United States, or, if available, vote by telephone or using the Internet as instructed on the enclosed proxy card or voting instruction card.

Promptly signing, dating, and returning the proxy, or, if available, voting by telephone or the Internet, will save the Company the additional expense of further solicitation.
--------------------------------------------------------------------------------

                        COMPOSITE TECHNOLOGY CORPORATION
                                 2026 McGaw Ave.
                                Irvine, CA 92614
                               Tel: (949) 428-8500

             -------------------------------------------------------

                                 PROXY STATEMENT
             -------------------------------------------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Composite Technology Corporation to be voted at our Annual Meeting of Stockholders to be held at 10:00 a.m. (PST) on Tuesday, March 7, 2006 at the Atrium Hotel, 18700 MacArthur Boulevard, Irvine, CA 92612. Stockholders of record may revoke their proxy instructions at any time before their exercise by delivering a written revocation to our Secretary, by submission of a proxy with a later date, or by voting in person at the meeting. A written revocation may be delivered by facsimile at +1 (949) 660-1533. If the shares are held by a bank, broker or other nominee, instructions provided by the bank, broker or nominee must be followed to revoke the proxy instructions. These proxy materials and the enclosed Annual Report on Form 10-K for the fiscal year ended September 30, 2005, including financial statements, are being mailed to our stockholders entitled to vote at the Annual Meeting on or about January 24, 2006. All monetary information included in this Proxy Statement is stated in U.S. dollars.

VOTING SECURITIES

Only stockholders of record at the close of business on January 17, 2006 are entitled to vote at the Annual Meeting. The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was 129,922,311 shares, which were held by approximately 499 stockholders. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. The holders of thirty percent of the outstanding shares (38,976,693 shares) on the record date shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with applicable law, the election of directors shall be by a plurality of the votes cast, while the approval of all other proposals shall be by a majority of the votes cast. Shares which abstain from voting as to these matters, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will not be counted as votes in favor of such matters. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number of shares present and entitled to vote with respect to a proposal.

SOLICITATION

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                        COMPOSITE TECHNOLOGY CORPORATION
                            ATTENTION: THE SECRETARY
                                 2026 McGaw Ave.
                              Irvine, CA 92614, USA
                               Tel: (949) 428-8500
                               Fax: (949) 660-1533

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above. Stockholders may give their consent to receive future shareholder communications by electronic means by registering such interest during voting through www.proxyvote.com. Use of this facility will save the Company the expense of future mailings.

Stockholders sharing an address with another stockholder who have received multiple copies of the Company's proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

PROPOSAL 1:       ELECTION OF DIRECTORS

Our Bylaws provide that the number of Directors on the Board of Directors shall be not less than two and not more than seven. Three directors are to be elected to our Board of Directors at the Annual Meeting. Each director will hold office for a term of one-year or until his successor is elected and qualified. The Board of Directors has nominated Benton H Wilcoxon, Michael D. McIntosh and D. Dean McCormick, III to serve as directors. All of the nominees currently serve on our Board of Directors. There are no family relationships among our executive officers and directors.

Neither of Messers Wilcoxon, McCormick, or McIntosh nor our executive officers are: (i) parties to any material proceedings adverse to the Company; nor (ii) have any of them during the past five years:

1. Filed a petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing, excepting that Mr Wilcoxon and the current officers of the Company were directors and/or officers of the Company throughout the Chapter 11 reorganization of the Composite Technology Corporation from the date of the initial petition filed on May 5, 2005. The Corporation filed its voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (Case No. SA 05-13107). The Corporation emerged from Bankruptcy on October 31, 2005. Full details of this bankruptcy are disclosed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and enclosed herewith;

2. Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Been subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

      i. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

      ii.   Engaging in any type of business practice; or

      iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4. Been subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5. Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; or

6. Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Unless a stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy.

Nominees for Election

Benton H Wilcoxon, Age 56

Mr. Wilcoxon has been our Chief Executive Officer since November 3, 2001 and Chairman of the Board since February 2002. Currently he is also the acting Chief Financial Officer of the Company as well. Benton has had extensive experience in senior management in particular in start up companies and in dealing with now technology. From 1998 to 2001, he was a consultant for Magnesium Alloy Corporation, a Canadian company involved in the development of magnesium salt deposits and served as a Director from 1998 until December 2003. Between 1998 and 2000 he was a consultant to Macallan & Callanish Ltd., regarding business in Russia and Ukraine. Mr. Wilcoxon held senior positions with Ashurst Technology Ltd., a Bermuda corporation, from 1991 to 1997, culminating as Chairman, Chief Executive Officer and President. Ashurst Technology Ltd. commercialized advanced materials technologies, primarily from the Ukraine.

Michael D. McIntosh, Age 58

Mr. McIntosh has been our director since January 6, 2006. He is currently president of Technology Management Advisors LLC, a business consulting firm specializing in the strategy of intellectual property creation, protection and transfer. Mr. McIntosh is also currently president of The McIntosh Group, an intellectual property law firm. Both firms provide services to CTC. Mr. McIntosh is currently a member of the board of PhosphoSolutions, LLC, a producer of specialty pharmaceutical reagents. Mr. McIntosh is also a member of the board of Tribal Technologies, LLC, a technology developer in the field of wireless entertainment. Mr. McIntosh previously co-founded Superior MicroPowders LLC, Peak Sensor Systems LLC and MEMX, Inc. and was instrumental in the organization and start-up of these companies. Mr. McIntosh served each of these companies as a member of the Board of Directors and interim CEO. In this capacity, he negotiated the transactions to acquire the underlying technologies, recruited the initial technical, management and administrative teams and sought out and arranged financing for the start-ups of each of the companies. Mr. McIntosh has worked with start-up ventures throughout his career. He is the former President and Managing Director of the law firm of Sheridan, Ross & McIntosh. Mr. McIntosh has a degree in chemical engineering from the Colorado School of Mines and a degree in law from the University of Denver.

D. Dean McCormick, III, CPA, Age 52

D. Dean McCormick III has been our director since January 9, 2006. He is a certified public accountant and has been president of McCormick Consulting, Inc. since July 1993. He has been a member of Insight Consulting Partners, LLC since October 2004. He has been a member of the Board of Directors of NetGuru, Inc. and Chairman of its Audit Committee since April 2003. He has been on the Audit and Budget Committee for the Catholic Diocese of Orange since February 2004. Mr. McCormick has been a member of the Forum for Corporate Directors since June 2003 and an advisor to the Orange County Business Forum at the University of Southern California since September 2003. He served as president of the Orange County Chapter of the Association for Corporate Growth from 1995 to 1996. Mr. McCormick holds a B.A. degree in Economics from the University of Redlands and an M.B.A. from the University of Southern California.

The Board of Directors recommends a vote FOR each of the nominees as a director.


PROPOSAL 2:       RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Board of Directors requests that stockholders ratify its selection of Singer Lewak Greenbaum & Goldstein LLP, as our independent auditor for the 2005-2006 fiscal year. If the stockholders do not ratify the selection of Singer Lewak Greenbaum & Goldstein LLP, the Board of Directors will select another firm of accountants. Representatives of Singer Lewak Greenbaum & Goldstein LLP will be present at the meeting, and will be provided an opportunity to make a statement and to respond to appropriate questions.

The Board of Directors recommends a vote FOR the selection of Singer Lewak Greenbaum & Goldstein LLP, as the Company's independent auditor for the 2005-2006 fiscal year.

Our Appointment of Singer Lewak Greenbaum & Goldstein LLP as Auditor

Audit Fees

The following table sets forth fees billed to the Company by Singer Lewak Greenbaum & Goldstein LLP during the fiscal years ended September 30, 2004 and September 30, 2005 for: (i) services rendered for the audit of the Company's annual financial statements and the review of its quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered, primarily SEC registration related fees and Sarbanes Oxley related testing fees.

                                 September 30, 2005        September 30, 2004

(i)      Audit Fees             $          102,993        $           171,206
(ii)     Audit Related Fees     $                -        $                 -
(iii)    Tax Fees               $            7,089        $             3,000
(iv)     All Other Fees         $           70,310        $            23,066

Total Fees                      $          180,392        $           197,272


   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                   DISCLOSURE

On October 21, 2003, our Board of Directors terminated the independent certified accounting firm of S. W. Hatfield, CPA of Dallas, TX (SWH) as our independent auditors. The termination of SWH was made by the Board of Directors, in consultation with SWH, based on the anticipated growth of our operations in excess of the capacities of SWHCPA in the foreseeable future.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the two most recent fiscal years and from October 1, 2005to the date of this Report, there were no disagreements with our auditors on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S- K during our two most recent fiscal years and from October 1, 2005 to the date of this Report.

Prior to the formal dismissal of S. W. Hatfield, CPA, the Board of Directors authorized the engagement of Singer Lewak Greenbaum & Goldstein LLP of Los Angeles, California (Singer), as its new independent auditors for the fiscal year ending September 30, 2003. Except as noted below, during the our two most recent fiscal years ended September 30, and the subsequent interim periods through the date of this Report, we did not consult with SW Hatfield regarding any of the matters or events set forth in Item 304(a) of Regulation S-K. In August, 2005, we engaged S.W. Hatfield in conjunction with the filing of an S-1 registration statement to obtain SWH's consent to use audited financial information pertaining to fiscal year 2002. We incurred $6,472 for these services.

                          BOARD AND COMMITTEE MEETINGS

During the 2005 fiscal year, the Board of Directors met and/or took action by written consent 62 times. All of the Directors were present at all of the Meetings, and all of the Directors unanimously agreed to all of the resolutions by signing written resolutions or by voting to accept the resolutions proposed at the meeting. One meeting was held at which one of the Directors participated by telephone. During the 2005 fiscal year, the Board of Directors acted mostly by unanimous written consent in lieu of holding meetings.

On January 4, 2006, C. William Arrington offered his resignation as director to the Company and this was accepted by a resolution of the Board dated, and became effective on, January 6, 2006 at which time the Board also elected Michael D. McIntosh to fill the vacancy left by Mr Arrington. On January 9, 2006, D. Dean McCormick was elected to the Board of Directors.

On January 10, 2006, the Board of Directors organized two Board committees, an audit committee and a compensation committee. Neither of these Committees was operational during the 2005 fiscal year. At present D. Dean McCormick is the only member appointed to the Committees as Chairman of each. The Company is in the process of recruiting additional independent members to its Board and anticipates that these members will augment the numbers on its committees. D. Dean McCormick is an independent member of the Committee in accordance with the NASDAQ rules.

                     COMPENSATION OF THE BOARD OF DIRECTORS

During the prior fiscal year, our directors did not receive any cash compensation for their services directors, but are to be reimbursed for expenses incurred in attending board meetings.

On January 6, 2006, the Company entered into a Letter Agreement with its newly appointed Director, Michael D. McIntosh. The Agreement provided for Mr. McIntosh's appointment as a member of the Board of Directors to last one year or until the annual general meeting at which new directors are selected and that the terms of the agreement would govern any extension and reelection as a Director for a period of up to two (2) additional terms for a total of up to three years. The Agreement provides for a monthly remuneration of $4,000 and the granting of 325,000 options to purchase shares of the Company's common stock as further described below. The Agreements provides for the reimbursement of expenses and the benefit of the Company's liability insurance for Directors and Officers. The agreement provides for attendance of a minimum of four quarterly meetings per calendar year and one meeting held following the annual general meeting and the obligation to serve on Board Committees as required. The appointment of Mr. McIntosh as a Director may be terminated at any time for any or no reason by Mr. McIntosh or the Company upon written notice to the other in accordance with the Bylaws.

On January 9, 2006, the Company entered into a Letter Agreements with its newly appointed Director, D. Dean McCormick III. The Agreement provided for Mr. McCormick's appointment as a member of the Board of Directors to last one year or until the annual general meeting at which new directors are selected and that the terms of the agreement would govern any extension and reelection as a Director for a period of up to two (2) additional terms for a total of up to three years. The Agreement provides for a monthly remuneration of $4,000 and the granting of 325,000 options to purchase shares of the Registrant's common stock as further described below. The Agreements provides for the reimbursement of expenses and the benefit of the Company's liability insurance for Directors and Officers. The agreement provides for attendance of a minimum of four quarterly meetings per calendar year and one meeting held following the annual general meeting and the obligation to serve on Board Committees as required. The appointment of Mr. McCormick as a Director may be terminated at any time for any or no reason by McCormick or the Registrant upon written notice to the other in accordance with the Bylaws.

On January 9, 2006, the Company entered into two separate Option Agreements each having the same principal terms with the following Directors of the Company:
Michael D. McIntosh, a consultant of the Company whose relationship to the Registrant is further disclosed below in the section entitled "Certain Relationships and Related Transactions," and D. Dean McCormick III, an independent director newly appointed as the Chairman of the Audit and Compensation Committees. Pursuant to the Option Agreements each of the Optionees was granted 325,000 options to acquire the Company's shares of common stock at an exercise price of $1.04. The options will vest over a period of 36 months with the first portion of 27,000 vesting 3 months after the grant date and thereafter an additional portion of 27,000 will vest at regular 3-monthly intervals until the vesting of the twelfth and final last portion of 28,000 on the 3-year anniversary of the grant date. The Options expire on December 31, 2011. The options are granted under and governed by the terms and conditions of the 2002 Non-Qualified Stock Compensation Plan and the Option Agreements. The options are neither transferable nor assignable by Optionee other than by will or by the laws of descent. In the event one of the Optionee shall (i) voluntarily resign from his position or, (ii) either refuse to stand for reelection when requested at any time within a 3 year period from the date of the Grant or shall not be reelected at the annual general meeting, then any portion of the Option that has not yet vested shall immediately be cancelled and any portion of the Option that has vested shall remain exercisable until the Expiration Date. In the event that the Optionee shall (i) be removed from his position as a Director of the Company for any reason other than Misconduct, or
(ii) not be asked to stand for reelection at any time within a 3 year period from the date of the Grant, then all of the options shall immediately and fully vest and remain exercisable until the Expiration Date, provided however, that the Optionee shall have completed a term of service as a director of more than 6 full calendar months. Should Optionee's Service be terminated for Misconduct, then the Options will be cancelled. In the event of a "change in control" in the Company, any portion of the Option to acquire the Option Shares that has not yet vested at the time of the change in control shall automatically accelerate so that such Option shall, immediately prior to the effective date of the Change in Control, become exercisable remain exercisable until the Expiration Date, unless and to the extent: (i) the option obligations were assumed by the successor corporation or otherwise continue in full force and effect pursuant to the terms of the change in control transaction; or (ii) this are replaced with a cash incentive program which preserves the spread existing at the time of the change in control on the shares of Common Stock for which the Option is granted and provides for subsequent payout of such cash amount within 3 months. If the option obligations are assumed in connection with a change in control, then the rights will be appropriately adjusted to apply to the number and class of securities or other property which would have been issuable to Optionee had the Option been exercised immediately prior to the change in control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

Directors are eligible to participate in the Composite Technology Corporation 2002 Non-Qualified Stock Compensation Plan. Grants of options from the Plan are discretionary and are subject to the approval of the Board of Directors.

On January 10, 2006, it was also agreed by our Board of Directors that the members of the audit committee should receive an additional $1,000 per month and the Chairman of the Audit Committee should receive an additional $500 per month.

              COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of our address or in care of the address shown in the table of beneficial ownership set forth on page 13. If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

           ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS' MEETING

Each of the members of the Board of Directors will be required to attend the Annual Meeting of our stockholders. At last year's Annual Meeting, each of our directors as of that date attended.

                              REPORT ON COMMITTEES

On January 10, 2006, the Company's board of directors approved two new standing committees, the Audit Committee and the Compensation Committee.

Audit Committee

Our audit committee is responsible for the appointment of our independent auditors; reviews the results and scope of the audit and other services provided by our independent auditors; reviews our consolidated financial statements for each interim period; and reviews and evaluates our internal control functions. Our audit committee is governed by a written charter, which was adopted on January 10, 2006. A copy of the audit committee charter is attached hereto as Appendix A.

Since January 10, 2006, our audit committee has consisted of one member, Mr McCormick, who also holds the position of chairman. Our board of directors has determined that Mr. McCormick meets SEC and NASD independence requirementsis an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002, section 407(b) and meets the relevant professional experience requirements and that he is "independent" within the meaning of the Sarbanes Oxley Act of 2002, section 301(3) It is anticipated that further members will be added during the fiscal year ending September 30, 2006.

Compensation Committee

Our compensation committee makes recommendations to our board of directors concerning salaries and incentive compensation for our employees and consultants and also selects the persons to receive options under our stock option plans and establishes the number of shares, exercise price, vesting period and other terms of the options granted under these plans. Our compensation committee is governed by a written charter, which was adopted on January 10, 2006. A copy of the compensation committee charter is attached hereto as Appendix B.

Since January 10, 2006, our compensation committee has consisted of one member, Mr McCormick, who also holds the position of chairman. Our board of directors has determined that Mr. McCormick meets NASD independence requirements. It is anticipated that further members will be added during the fiscal year ending September 30, 2006.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2005, our company did not have a compensation committee. Our board of directors acted as our compensation committee during our 2005 fiscal year and there were no independent directors on the Board, each of the Directors being an employee. In recognition that the board of directors had not yet established an independent compensation committee during the fiscal year ending September 30, 2005, the board took no actions regarding the compensation of Mr. Wilcoxon or Mr. Arrington during fiscal 2005. Other than stock option grants, there are no executive or officer incentive compensation programs in either cash, stock, or equity derivatives.

                             NOMINATION OF DIRECTORS

Up until January 10, 2006, the Company did not have a standing nominating or compensation committee. The current members of the Board were selected by the Board of Directors. The Board of Directors is made up of three members, one of whom is "independent." Nominees to the Board of Directors were selected and approved by our Board of Directors.

On January 10, 2006 the Board of Directors organized a compensation committee to examine the candidacy of directors, however, until such time as a proper standing nominating committee can be organized with 2 or more independent directors, new directors will be selected by the Board of Directors provided however that each candidate be accepted by a majority of the independent directors voting seperately. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Proxy Statement in the section titled "Stockholder Proposals".

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

      o     Minimum, relevant employment experience;

      o Familiarity with generally accepted accounting principles and the preparation of financial statements;

      o     Post secondary education or professional license;

      o     Previous experience as a Board member of an operating company;

      o The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

A candidate for director must agree to abide by our Code of Business Conduct and Ethics and should be prepared to sign a letter agreement with the Company outlining essential responsibilities and duties.

Our goal is to seek to achieve a balance of knowledge, experience and capability on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we don't have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Board of Directors has not received a nominee from a stockholder who is not also an officer or director of the Company. Each nominee to our Board of Directors expressed a willingness to serve during the 2006 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

         Set forth below are our executive officers and a summary of their business experience:

Benton H Wilcoxon, 56. For a summary of Mr. Wilcoxon's business experience, see "Election of Directors-Nominees for Election" above.

Dominic J. Majendie, 43, was appointed Secretary in August 2004. He has also held the position of Director of Operations for EMEA (Europe, Middle East and Africa) from October 2002 becoming a full time consultant in October 2003. Since October 1, 2005 he has been relocated from Dubai, UAE to the Irvine CA headquarters and will take a more active role in international strategy and in assisting the Chief Executive Officer. During the past 5 years, Mr. Majendie has worked in the senior management of new materials, technology, IT and telecommunications, broadcasting and construction companies, established and start-up in North America, Europe, Ukraine, and the Middle East. From October 2002 to September 2003, in addition to his part time work with the Corporation, Mr Majendie worked on a number of consulting contracts and with a variety of companies in the Middle East, including fulfilling the role of Director of Operations for the Advanced Internet Center located in Dubai, UAE. From October 2001 to September 2002, Mr. Majendie was the General Manager of Middle East Telecommunications Company FZ-LLC, Dubai UAE, with the responsibility for operations including VoIP telecommunications operations and tendering for telecommunications network construction. From April 1999 to October 2001, Mr. Majendie served as the Chairman of the Supervisory Board of ZAT 'Telesystems of Ukraine,' where he was responsible for the reorganization of the business and the company as well as guiding strategic, marketing and business planning, and negotiations with investors, equipment suppliers and partners for the launch of a mobile and local access telecommunications network. He is currently a strategic advisor to the Chairman of "al Waha Media Holdings" located in Bahrain, the owner of the "al Waha" Middle East TV station and to the American Service Center in Dubai, UAE. Mr. Majendie has a law degree from Geneva University, Switzerland.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of January 17, 2006, regarding the beneficial ownership of our common stock by any person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by directors and executive officers, and by all of our directors and executive officers as a group.

Name and Address                                         Amount and Nature of               Percent of Class (2)
                                                         Beneficial Ownership of
                                                         Common Stock (1)
---------------------------------------------------------------------------------------------------------------------
Benton H Wilcoxon                                                      19,985,484 (3)           15.38%
2026 McGaw Ave
Irvine, CA 92614

C. William Arrington                                                   20,885,728 (4)           16.08%
2026 McGaw Ave
Irvine, CA 92614

Michael D. McIntosh                                                     1,000,000 (5)           *
12635 E. Montview Blvd. Suite 370
Aurora, CO  80010

D. Dean McCormick III                                                           0 (6)           *
9891 Irvine Center Drive, Suite 100,
Irvine, CA 92618

Dominic Majendie                                                        1,100,000 (7)           *
2026 McGaw Ave
Irvine, CA 92614


All current directors and executive officers as a group                22,085,484 (8)           17.00%
(4 persons)


* Less than 1%

(1) The number and percentage of share beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which each selling stockholder has sole or shared voting power or investment power and also any shares, which the selling stockholder has the right to acquire within 60 days of January 17, 2006.

(2) Based on an aggregate of 129,922,311 shares outstanding as of January 17, 2006.

(3) Mr. Wilcoxon is our Chief Executive Officer, Chairman of the Board, and Acting Chief Financial Officer. Includes 19,477,312 shares beneficially owned and an additional option to purchase 508,172 shares of common stock vested and exercisable within 60 days of Janaury 17, 2006 from an option granted to purchase a total of 635,216 shares of common stock.

(4) Mr. Arrington ceased to be an employee of the Company on December 31, 2005 and his resignation as a director was accepted on January 6, 2006. The record of Mr. Arrington's holdings is based on his filings made to the SEC regarding his current holdings and includes 20,250,512 shares beneficially owned and an additional option to purchase 635,216 shares of common stock vested and exercisable within 60 days of January 17, 2006 from an option granted to purchase a total of 635,216 shares of common stock.

(5) Mr. McIntosh is a Director of the Company and also employed as a consultant to supervise intellectual property issues. Includes 1,000,000 shares beneficially owned. He also holds 325,000 options to purchase common shares of the Company none of which are vested and exercisable within 60 days of January 17, 2006.

(6) Mr. McCormick is a Director and Chairman of the Audit and Compensation Committees of the Company. He holds 325,000 options to purchase common shares of the Company none of which are vested and exercisable within 60 days of January 17, 2006.

 (7) Includes 250,000 shares owned by Mr. Majendie, our Corporate Secretary and Vice President, EMEA and an additional 850,000 options to purchase shares that are exercisable during the next 60 days of January 17, 2006 from an option granted to purchase a total of 1,000,000 shares of common stock.

(8) Includes 20,727,312 shares and options to purchase 1,358,172 shares vested and exercisable within 60 days of January 17, 2006.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder of our common stock, or any associate or any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding, or has a material interest adverse to us.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change in control of the company, nor has any change in control occurred since the beginning of our last fiscal year.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements were met during fiscal year ending September 30, 2005.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below, for the fiscal years ended September 30, 2005, 2004 and 2003. None of our executive officers received compensation in excess of $150,000 for the fiscal year ended September 30, 2005, and no officer received compensation in excess of $130,000 for the fiscal years 2004 or 2003 respectively. The following table summarizes all compensation received by our Chief Executive Officer, Chief Operating Officer/President (who resigned from this position as an officer on January 5,_2005 and as an employee of the Company effective December 31, 2005), Corporate Secretary and Chief Financial Officer (former) in fiscal years 2005, 2004 and 2003.

Name and Principal        Fiscal      Annual Compensation        Other Annual
Position                   Year    Salary ($)      Bonus ($)   Compensation ($)
-----------------------   ------   ----------      ---------   ----------------
Benton H Wilcoxon           2005   $  120,000             --                 --
Chief Executive Officer     2004   $  120,000             --                 --
                            2003   $  120,000             --                 --

C. William Arrington        2005   $  120,000             --                 --
Chief Operating Officer     2004   $  120,000             --                 --
and President (former)      2003   $  120,000             --                 --

Dominic J Majendie          2005   $  120,000             --   $         27,068(5)
Vice-President, EMEA        2004   $  120,000             --   $         10,000(5)
                            2003            0(3)          --                 --

Brent Robbins (4)           2005   $       --             --                 --
Chief Financial Officer     2004   $   65,000             --                 --
(former)                    2003   $   30,000             --                 --

                                    Long Term Compensation
Name and Principal        Fiscal    Stock      Underlying          LTIP        All Other
Position                   Year     Awards    Options/SAR's     Payouts ($)   Compensation
-----------------------   ------   --------   -------------     -----------   ------------
Benton H Wilcoxon(1)        2005         --              --              --             --
Chief Executive Officer     2004         --              --              --             --
                            2003         --              --              --             --

C. William                  2005         --              --              --             --
Arrington(2)
Chief Operating Officer     2004         --              --              --             --
and President (former)      2003         --              --              --             --

Dominic J Majendie(3)       2005         --              --              --             --
Vice-President, EMEA        2004   $410,000              --              --             --
                            2003         --       1,000,000              --             --

Brent N. Robbins(4)         2005         --              --              --             --
Chief Financial             2004         --              --              --             --
Officer (Former)
                            2003         --         750,000              --             --

(1) Benton H Wilcoxon was awarded 2 million options by decision of the Board of Directors dated August 13, 2003. This grant remains subject to the approval by an independent committee established by the Board of Directors to consider compensation.

(2) C. William Arrington was awarded 2 million options by decision of the Board of Directors dated August 13, 2003. This grant remains subject to the approval by an independent committee established by the Board of Directors to consider compensation. Mr. Arrington ceased to be an officer of the Company on January 5, 2005, his resignation as an employee entered into effect on December 31, 2005 and his resignation as a director was accepted on January 6, 2006.

(3) In August 2004, Dominic J. Majendie was awarded 250,000 shares of restricted stock in consideration for consulting services rendered during the fiscal year ended 2003. Compensation recorded in the financial statements for this stock issuance for the year ended September 30, 2003 was $0. The fair market value of the stock granted in 2004 on the date of issuance was $410,000 which is included in the statement of operations as officer compensation in the fiscal year ending September 30, 2004. As of September 30, 2005, the value of these shares was $360,000 based on a closing price of $1.44 per share of our common stock, as quoted on the OTC Bulletin Board. These shares are not subject to vesting.

(4) Brent Robbins' employment with the Company as the Chief Financial Officer ceased on January 30, 2004.

(5) The amount listed represents temporary living expenses and relocation expenses.

No options were granted to the Company's executive officers during fiscal years ending September 30, 2004 and September 30, 2005. Benton H Wilcoxon and C. William Arrington were each awarded an option to purchase 2 million options by decision of the Board of Directors dated August 13, 2003. This grant remains subject to the approval by an independent committee to be established by the Board of Directors to consider compensation. The committee has not yet met to decide this issue. To date, no members have been appointed to the independent committee and no meetings have been held. Our board consists of two non-independent directors and it is seeking at least three independent directors. The options have not been included in the table above because they have not been approved by the independent committee yet and thus are not yet effective.

Aggregated Option Exercises In Last Fiscal Year Ended September 30, 2005 and FY-End Option Values

The following table provides information on option exercises for our Chief Executive Officer and our other most highly compensated executive officers in the year ended September 30, 2005 and their option holdings as of September 30, 2005.The value of an in-the-money stock option represents the difference between the aggregate estimated fair market value of the underlying stock and the aggregate exercise price of the stock option. We have used the quoted closing price of $1.44 per share on the OTC Bulletin Board on September 30, 2005 as the estimated fair market value of our common stock in determining the value of unexercised options.

                                          Number of Securities
                          Shares         Underlying Unexercised     Value of Unexercised In-the-Money
                       acquired upon   Options at Fiscal Year-End      Options at Fiscal Year-End
Name                     Exercise      # Exercisable/Unexercisable     ($) Exercisable/Unexercisable
--------------------   -------------   --------------------------   ---------------------------------
Benton H Wilcoxon                 --        508,172/127,044                 $553,907/$276,955
C. William Arrington              --        508,172/127,044                 $553,907/$276,955
Dominic J. Majendie               --        680,000/320,000                 $618,800/$291,200

                 LONG-TERM INCENTIVE PLAN AWARDS ("LTIP") TABLE

We do not currently have any LTIP.

     EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

We have entered into an employment agreement with Dominic Majendie, our Corporate Secretary and Vice-President, EMEA which expires on September 30, 2008.

In the event that our Company merges, sells a controlling interest, or sells a majority of its assets, Mr. Majendie is entitled to 18 months salary. In the event the agreement is terminated prior to its expiration date of September 30, 2008 for any reason, Mr. Majendie will be entitled to receive his then current base salary, any and all accrued, earned but unpaid bonuses or benefits described. In the event that Mr. Majendie's employment is terminated due to his death, his beneficiary or beneficiaries shall be entitled to receive Mr. Majendie's then current Base Salary through 60 days after the date of his death.

The employment agreement provides for early termination in the case of Mr. Majendie's death, permanent incapacity for 6 months or more or for "Cause." Cause includes (i) the commission of a criminal act involving fraud, embezzlement or breach of trust or other act which would prohibit him from holding his position under the rules of the Securities and Exchange Commission,
(ii) willful, knowing and malicious violation of written corporate policy or rules of the Company, (iii) willful, knowing and malicious misuse, misappropriation, or disclosure of any of proprietary matters, (iv) misappropriation, concealment, or conversion of any money or property of the company, (v) being under the habitual influence of intoxicating liquors or controlled substances while in the course of employment, (vi) intentional and non-trivial damage or destruction of our property, (vii) reckless and wanton conduct which endangers the safety of other persons or property during the course of employment or while on premises leased or owned by us, (viii) the performance of duties in a habitually unsatisfactory manner after being repeatedly advised in writing by us of such unsatisfactory performance, or (ix) continued incapacity to perform his duties, unless waived by us. If terminated for cause as a result of (i) through (iv) above, termination is immediate; in all other cases Mr Majendie will receive notice of a 30 day period in which to correct the fault.

Mr. Wilcoxon is an "at-will" employee and the Company can terminate his employment at any time.

Pursuant an option agreements entered into between the Company and Mr Majendie, dated August 11, 2003 and Mr Wilcoxon on August 13, 2003, if the Company terminates their employment without cause, or if either Mr. Majendie or Mr. Wilcoxon terminates employment due to the Company's breach, or if employment is terminated due to their death or disability, then as of the effective date of such termination of employment the unvested portion of the Option shall be immediately and fully vested. If Mr. Majendie or Mr. Wilcoxon terminates employment without cause, of the Company terminates their employment due to their breach, then as of the effective date of such termination the unvested portion of the Option shall terminate. In the event of a "change in control" in the Company, any portion of the option to acquire the Company's shares that has not yet vested at the time of the change in control shall automatically accelerate the unvested portion of the Option shall be fully and immediately vested as of the earlier of (i) the date any proposed change in control has been approved by the Company's board of directors, whether or not all of the terms of such transaction have been determined, (ii) the date change in control has actually occurred, or (iii) the date of the death, disability, retirement, or other termination of employment of Benton Wilcoxon. Change of control means either the sale or transfer of more than fifty percent (50%) of the assets of the Company, whether in a single transaction or a series of transactions, or the sale or transfer to any person or Common Group, or acquisition by any person or Common Group, of twenty percent (20%) or more of the outstanding common stock of the Company, whether in a single transaction or a series of transactions where a "Common Group" is five or fewer persons, excluding acquisitions made by C. William Arrington or Benton Wilcoxon. A change of control also occurs on the death, disability, retirement, or other termination of employment of Benton Wilcoxon.

Certain directors option agreements also contain change of control provisions that are outlined in the section describing "Director's Remuneration" above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 The Company currently has contracts with two companies owned by its director, Michael McIntosh: a legal services agreement with The McIntosh Group (TMG) for legal and intellectual property services and a consulting agreement with Technology Management Advisors, LLC (TMA) for strategic business advisory services related to technology and international patent and intellectual property filings. The agreements were executed on March 1, 2002 for a term of three years and were renewed in March, 2005 for an additional three years expiring on February 29, 2008. Each contract provides for payment of service fees of $250,000 per annum plus out of pocket expenses. The contracts expire on February 29, 2008.

Prior to March 1, 2005, the Company had one contract with TMA dating from March, 2002 for $500,000 per annum plus incidental and patent related expenses and subcontracted the legal and intellectual property expenses to TMG. The 2002 TMA contract was to have expired on March 31, 2005 but was cancelled effective to February 28, 2005 by the execution of the contracts listed above.

For the fiscal year ended September 30, 2005 we recorded fees of $145,833 and incidental expenses of $13,136 for TMG and we recorded fees of $354,167, patent filing related expenses of $139,698 paid on our behalf by TMA and incidental expenses of $71,430 for TMA under both contracts combined. For the fiscal quarter ended December 31, 2005 we recorded fees of $62,500 and incidental expenses of $1,395 for TMG and fees of $62,500 and incidental expenses of $10,377 for TMA. At the Company's option, we may pay all or a portion of the service fees in registered stock or in cash.

In March, 2005 we issued 150,000 shares of the Company's common stock to Michael McIntosh, registered under an S-8 registration statement, in partial payment of balances due by the Company to TMA and TMG. The Company valued the stock issued at $325,769 and applied this balance to the balances due TMA and TMG for work performed through July, 2005.

In November, 2005 we issued 73,961 shares of the Company's common stock to Michael McIntosh, registered under Section 1145 of the Bankruptcy Code for payment of $131,577 outstanding to TMA and TMG and applied this balance for work performed through December, 2005.

As of December 31, 2005 the Company had outstanding balances due to TMA and TMG of $142,123.42 and $0 respectively.

In May, 2005, Michael McIntosh exercised 1,000,000 options originally granted in March, 2002 with an exercise price of $0.10 per share. The options were fully vested as of September 30, 2004 and the Company had previously recorded expense of $513,000 prior to fiscal 2005.

                            COMPANY STOCK PERFORMANCE

The following graph shows the comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for the Company, the Russell 2000 Index (the "Russell 2000") and trading in the shares of General Cable (BGC). The Company does not have any publicly traded competitors of its primary product. Management determined that General Cable sells competing products and was therefore determined to be a competitor for the purposes of comparing stock performance. The graph assumes $100 was invested in each of the Company's Common Stock, the Russell 2000 and BGC on October 1, 2001. Data points on the graph are annual at the Company's year end. Note that historic stock price performance is not necessarily indicative of future stock price performance

--------------------- ------------------- ------------------ ------------------- ------------------ -------------------
                                            End September                          End September
                      End September 2001        2002         End September 2003        2004         End September 2005
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------
Russell 2000           $       100         $         89       $      120          $       142        $       165
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------
CPTC.OB                $       100         $         53       $      485          $       375        $       360
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------
BGC                    $       100         $         41       $       86          $       114        $       181
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------

                              STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in next year's Proxy Statement and form of proxy must be directed to the Corporate Secretary at Composite Technology Corporation, 2026 McGaw Ave. Irvine, CA 92614 and must be received by September 22, 2006 to be considered for inclusion. If a stockholder intends to submit a proposal or nomination for director for our 2007 Annual Meeting of Stockholders that is not to be included in our Proxy Statement and form of Proxy relating to the meeting, the stockholder must give us notice in accordance with Rule 14a-4(c)(1) no later than December 6, 2006. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement

                                  OTHER MATTERS

We are not aware of any other business to be acted on at the meeting. If other business requiring a vote of the stockholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.


                                     *******

                        COMPOSITE TECHNOLOGY CORPORATION
              2026 McGaw Ave., Irvine, CA 92614 Tel: (949) 428-8500

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       ANNUAL MEETING OF THE STOCKHOLDERS
                             TUESDAY, MARCH 7, 2006

The undersigned stockholder of Composite Technology Corporation (the "Company") hereby appoints Benton H Wilcoxon and Michael D. McIntosh, each of them, as the attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Composite Technology Corporation to be held at 10:00 am (PST) on Tuesday, March 7, 2006 at the Atrium Hotel, 18700 MacArthur Boulevard, Irvine, CA 92612, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all subjects that may properly come before the meeting, including the matters set forth on the reverse side hereof that are further described in the Proxy Statement furnished herewith.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES FOR ELECTION, AND FOR THE RATIFICATION OF THE SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholders(s). If no direction is made, this proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" the proposal to ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as our independent auditor. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                        COMPOSITE TECHNOLOGY CORPORATION
                                2026 MCGAW AVENUE
                                IRVINE, CA 92614

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Composite Technology Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Composite Technology Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

VOTING AT THE MEETING
Shareholders of record who would like to vote at the meeting must present this proxy card together with government issued photo identification. The photo identification must match the name that was issued on the stock certificate and will be verified against the shareholder list issued by the transfer agent as at the date of record. For joint shareholders of record, all parties must be present at the meeting with identification.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMPOSITE TECHNOLOGY CORPORATION

Vote on Directors

1. To elect three directors, each to a one year term; The Directors recommend a vote for the election ofthe following nominees:

                                                                                    For All      Withold All        For all Except
01) Benton H Wilcoxon
02) Michael D. McIntosh
03) D. Dean McCormick, III

To withhold authority to vote for any individual nominee, mark "For All Except"
and write the nominee's name on the line below.
-----------------------------------------------------


                                                                                     For          Against            Abstain
2. To ratify the selection of Singer Lewak  Greenbaum & Goldstein  LLP, as the
independent  auditor for Composite  Technology  Corporation  for the fiscal year ending September 30, 2006; and

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment or continuation thereof.

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach notarized evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Please indicate if you plan to attend this meeting     Yes      No


Signature         Date                                 Joint Signature     Date

                                  APPENDIX "A"
--------------------------------------------------------------------------------
                         CHARTER FOR THE AUDIT COMMITTEE
--------------------------------------------------------------------------------
                          OF THE BOARD OF DIRECTORS OF
                        COMPOSITE TECHNOLOGY CORPORATION

      PURPOSE:

      The purpose of the Audit Committee of the Board of Directors of Composite Technology Corporation (the "Company") shall be to: Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

      Assist the Board in oversight and monitoring of

      (i)   the integrity of the Company's financial statements;

      (ii)  the Company's compliance with legal and regulatory requirements;

      (iii) the independent auditor's qualifications, independence and performance; and

      (iv) the Company's internal accounting and financial controls; Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement; Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board. In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

      MEMBERSHIP:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least one and not more than three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any additional criteria required by the SEC): Each member will be an independent director, as defined in

      (i)   the NASDAQ rules and

      (ii)  the rules of the SEC, as may be in effect from time to time;

      Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

      At least one member will be a financial expert, as defined in the rules of the SEC.

      AUTHORITY AND RESPONSIBILITIES:

      In addition to any other responsibilities which may be assigned from time to time by the Board of Directors, the responsibilities of the Audit Committee shall include:

     Independent Auditors
     Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors; Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by:

      (i) reviewing the independent auditors' proposed audit scope, approach and independence;

      (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them;

      (iii) reviewing the independent auditors' peer review conducted every three years;

      (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

      (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

      At least annually, obtaining and reviewing a report by the independent auditor describing:

      (i)   the audit firm's internal quality-control procedures;

      (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm; and

      (iii) any steps taken to deal with any such issues.

 Financial Statements, Disclosure and Other Risk Management and Compliance
      Matters:

      Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

      Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

      Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

      Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

      Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

      Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

      Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC;

      Reviewing the Company's policies and practices with respect to risk assessment and risk management, including discussing with management the Company's major financial risk exposures and the steps that have been taken to monitor and control such exposures;

      Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

      If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

      As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors (without seeking Board of Directors approval);

      Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

      Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

      Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

      Reviewing the Company's financial and accounting reporting compliance relating to its employee benefit plans; and

     Reviewing and approving in advance any proposed related party transactions.

     Reporting to the Board

      At least quarterly, reporting to the Board. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board;

      At least annually, reviewing and assessing the adequacy of this charter and recommend any proposed changes to the Board for approval; and

      At least annually, evaluating its own performance and report to the Board on such evaluation.



     LIMITATIONS INHERENT IN THE AUDIT COMMITTEE'S ROLE:
     It's not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

     It is also not the duty of the Audit Committee to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations and the Company's policies generally. Furthermore, it is the responsibility of the CEO and senior management to avoid and minimize the Company's exposure to risk, and while the Audit Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Audit Committee is not the sole body responsible.


     CHAIRPERSON:
     The Board of Directors will appoint one of the members of the Audit Committee to be its Chairperson. The Chairperson of the Audit Committee must be a financial expert, as defined in the rules of the SEC. The Chairperson shall be present at and chair all of the meetings of the Audit Committee and shall be the liaison between the Company and the Committee outside the Meetings of the Committee. He shall carry out the other responsibilities fixed by the Audit Committee and the Board of Directors from time to time.


     MEETINGS:
     The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer (unless the Chief Executive Officer and the Chief Financial Officer is the same person, in such case only one meeting will take place) of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.


     MINUTES:
     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.


     COMPENSATION:
     Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and special fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors, which may include cash, deferred payment, stock, stock options, phantom stock and common stock equivalents.

     Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors and/or any committee thereof.


     DELEGATION OF AUTHORITY:
     The Audit Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more designated members of the Audit Committee, provided that such designees present any such approval to the full Audit Committee for ratification at the next scheduled meeting.

     The present Charter of the Audit Committee of the Board of Directors was adopted on January 10, 2006.

                                  APPENDIX "B"
--------------------------------------------------------------------------------
                     CHARTER FOR THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------
                          OF THE BOARD OF DIRECTORS OF
                        COMPOSITE TECHNOLOGY CORPORATION


     PURPOSE:

     The purpose of the Compensation Committee of the Board of Directors (the "Board") of Composite Technology Corporation (the "Company") shall be to discharge the Board's responsibilities relating to compensation of the Company's executive officers. The Compensation Committee has overall responsibility for (i) overseeing the Company's compensation and benefits policies generally; (ii) overseeing, evaluating and approving executive officer compensation plans, policies and programs; and (iii) preparing the report on executive compensation that is required by Securities and Exchange Commission rules to be included in the Company's annual proxy statement.

     MEMBERSHIP:

     The Compensation Committee shall be appointed by and shall serve at the discretion of the Board. The Compensation Committee shall consist of at least one member. The members of the Compensation Committee shall meet the
     (i) independence requirements of the rules of the NASDAQ National Market;
     (ii) non-employee director definition of Rule 16b-3 promulgated under
     Section 16 of the Securities Exchange Act of 1934, as amended; and (iii) outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The members of the Compensation Committee will be appointed by the Board. Compensation Committee members will serve at the discretion of the Board and may be removed by the Board at any time. The Board shall designate the Chairperson of the Compensation Committee.

     AUTHORITY AND RESPONSIBILITIES:

     In addition to any other responsibilities which may be assigned from time to time by the Board, the Compensation Committee is authorized to undertake, and has responsibility for, the following matters.

     Compensation Policies

     The Compensation Committee shall review and approve the Company's compensation and benefits policies generally (subject, if applicable, to stockholder ratification), including reviewing and approving any incentive compensation plans and equity-based plans of the Company. The Compensation Committee shall report the results of such review and any action it takes with respect to the Company's compensation and benefits policies to the Board.

     Executive Compensation

     The Compensation Committee shall, for each of the Company's senior executive officers, review and approve such executive officer's: (i) annual base salary level; (ii) annual incentive compensation; (iii) long-term incentive compensation; (iv) employment, severance and change-in-control agreements, if any; and (v) any other compensation, ongoing perquisites or special benefit items. In so reviewing and approving executive compensation, the Compensation Committee shall:

            identify corporate goals and objectives relevant to executive compensation (including efforts by the Company to retain such executives and the cost to the Company of each executive's compensation or of all executive compensation as a whole);

            evaluate each executive's performance in light of such goals and objectives and set each executive's compensation based on such evaluation and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company; and

            determine any long-term incentive component of each executive's compensation based on awards given to such executive in past years, the Company's performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company.

     The Compensation Committee shall report the results of such review and any action it takes with respect to the compensation of the Company's executive officers to the Board.

     Except for grants and awards to executive officers of the Company, the Compensation Committee may delegate to one or more officers of the Company its authority to make grants and awards under the Company's incentive compensation or other equity-based plans as the Compensation Committee deems appropriate and in accordance with the terms of such plans.


     Disclosure

     The Compensation Committee shall prepare the report on executive compensation that is required by Securities and Exchange Commission rules to be included in the Company's annual proxy statement.


     Reporting to the Board

     The Compensation Committee shall make regular reports to the Board. These reports shall include a review of any recommendations or issues that arise with respect to Company compensation and benefits policies, executive compensation and any other matters that the Compensation Committee deems appropriate or is requested to be included by the Board.

     At least annually, the Compensation Committee shall (i) review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval; and (ii) evaluate its own performance and report to the Board on such evaluation.


     MEETINGS:
     The Compensation Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter. The Chair of the Compensation Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter.


     MINUTES:
     The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.


     ADVISORS AND CONSULTANTS

     The Compensation Committee is authorized (without further Board approval) to retain legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the Compensation Committee. The Compensation Committee has the sole authority to retain and terminate any compensation consultant to assist in the evaluation of Chief Executive Officer or executive compensation, including sole authority to approve all such compensation consultant's fees and other retention terms.


     DELEGATION OF AUTHORITY:
     The Compensation Committee may, to the full extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Compensation Committee when it deems appropriate and in the best interests of the Company.


      The present Charter of the Compensation Committee of the Board of Directors was adopted on January 10, 2006.

                                                                     Page 3 of 3